CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Roma Financial Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Peter
A. Inverso, President and Chief Executive Officer, and Sharon L. Lamont, Chief Financial Officer, certify. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1)          This  report  fully  complies  with  the  requirements  of
                      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Peter A. Inverso                                  /s/Sharon L. Lamont
-------------------------------------                ---------------------------
Peter A. Inverso                                     Sharon L. Lamont
President and Chief Executive Officer                Chief Financial Officer
Date: August 10, 2006                                Date: August 10, 2006